                                                                    EXHIBIT 99.2

                                FOOT LOCKER, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of Foot Locker, Inc. (the "Registrant") for the quarterly period ended May 3, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Matthew D. Serra, as Chief Executive Officer of the Registrant, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: June 16, 2003

                                               /s/ Matthew D. Serra
                                               --------------------------
                                               Name:  Matthew D. Serra
                                               Title: Chief Executive Officer